                                                                    EXHIBIT 99.1


                        Certification of CEO Pursuant to
                             18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002



     In connection with the Annual Report of Xtreme Companies, Inc.(the "Company")on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on March 31, 2003 (the "Report"), Donald Bradley Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                              /s/ Donald C. Bradley
                                            ------------------------------------

                                            Chief Executive Officer
April 14, 2003

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to U.S. Energy and will be retained by Xtreme Companies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request."


                        Certification of CFO Pursuant to
                             18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


     In connection with the Annual Report of Xtreme Companies, Inc.(the "Company") on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on March 31, 2003 (the "Report"), Richard Scoble, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




                                             /s/ Richard Scoble
                                            ------------------------------------
                                            Chief Financial Officer
April 14, 2003

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.